News

Mitek Systems and Parascript to Merge Operations and Form World's Largest Image Analytics and Intelligent Recognition Software Provider

FOR RELEASE FRIDAY, JULY 14, 2006

•	Parascript unit holders to receive $80 million in cash and 52 million shares of the company

•	Creates global leader with Intelligent Recognition software products for the postal, mail automation, Business Process Outsourcing (BPO), banking and financial services industries

•	Combines complementary technologies for online and offline signature authentication used to combat check fraud and identity theft

•	Presents new growth opportunities and anticipated annual pre-tax cost synergies

•	Features strong R&D capabilities in Image Analytics

•	James DeBello to be CEO, Jeff Gilb to be President and COO

•	Corporate Headquarters will be based in Boulder, Colorado; Company name to be Parascript, Inc.

San Diego, CA, and Boulder, CO, July 14, 2006 - Mitek Systems, Inc., (OTC: MITK), located in San Diego, California, and Parascript, LLC, located in Boulder, Colorado, today announced that they have entered into an agreement to create the largest Image Analytics software provider with a broad product portfolio of Intelligent Recognition software and identity validation solutions. The primary driver of the combination is to create a strong platform to pursue growth in revenues and earnings based on the market opportunities for next-generation Image Analytics technology used to accurately capture handwritten or machine printed information from checks, forms, and mail, while dramatically reducing data entry expenses. Image Analytics technology is utilized in check and remittance processing, mail automation, check fraud prevention and identity theft detection. The company will pursue new opportunities for growth by delivering Image Analytics solutions to the government and life sciences industries. The combined company's increased scale, scope and global capabilities are anticipated to enhance long-term value for customers, employees and shareholders. The transaction, which was approved by the board of directors of Mitek and Managers of Parascript LLC., will build upon the complementary strengths of each company.

Strategic Fit Creates Global Leader in Next-Generation Image Analytics

"This combination is about a strategic fit between two experienced and well-respected leaders who together will become a more powerful force in Image Analytics," said James DeBello, President and CEO of Mitek who will become the CEO of the combined company. "A combined Mitek and Parascript will have strong leadership in the areas that will define next-generation recognition software technology, and boast one of the largest research and development capabilities focused on recognition software. We believe this transaction will create enhanced value for shareholders of Mitek and unit holders of Parascript who will benefit from owning what we intend to make the most dynamic, global player in the Image Analytics industry."

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Jeff Gilb, President and CEO of Parascript who will become President and COO of the combined company said, "The combination of Parascript and Mitek presents new growth opportunities that were not available to Parascript when it was a privately held company. The recognition software industry is at the beginning of a significant transformation of applications and services -- one that is projected to enable higher performance and greater labor savings for our customers. This brings extraordinary opportunities for our combined business to accelerate its growth. The combination creates a new company with a comprehensive portfolio that will be poised to deliver significant benefits to customers, employees, and shareholders."

Overview of Strategic Combination

The combined company will be named Parascript, Inc. and will derive revenue primarily from North America, Europe and Asia. As of December 31, 2005, the companies had about 130 employees.

The combined company will have:

•	A strong financial base and anticipated annual pre-tax cost synergies

•	A formidable position in recognition software for mailing and shipping, check and remittance processing, fraud detection and prevention, and forms processing markets

•	A growing momentum in advanced fraud prevention and counterfeit detection technologies including security applications

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Deep and strong, long-term relationships with major Independent Software Vendors ( ISVs), systems integrators and solution providers around the world who service the postal, mail automation, Business Process Outsourcing (BPO), banking and financial services industries

•	First-rate R&D capabilities, including operations in Moscow, Russia

•	An experienced management team with a common vision and proven track record

•	A diversified customer base with a product presence in twenty-two countries

A Broad Management Platform

The combined company will be managed by a team that reflects a balance between the two organizations, taking into account the best talents of each company and the multicultural nature of its workforce. Beginning immediately after closing, there will be a Management Committee that will work towards seamless integration, while ensuring continuity in the leadership of the two companies. The Management Committee of the combined company will be headed by Jeff Gilb, President and COO.

Commitments to Customers and Stakeholders

"Our customers will benefit from a partner with the scale and skill to design and deliver advanced Image Analytics software to the market with an unparalleled focus on execution, innovation and customer service. We will continue our commitment to exceeding customers’ expectations and delivering the highest quality software." said Jeff Gilb. "Jim DeBello and I will work hard with our leadership team to draw upon the key strengths and culture of technical excellence within each company to uniquely position the combined company for success, growth and value creation from next-generation Image Analytics technology." "We are committed to moving forward aggressively after closing and quickly combining our operations and integrating corporate cultures to ensure that we capture the full benefits of this combination for our customers, shareowners, and employees," James DeBello said. "We share a vision of where Image Analytics are going; a commitment to world-class customer service; and a highly skilled, motivated workforce. We are excited about the tremendous opportunity to establish the course for this future together."

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Overview of the Transaction

Under the terms of the agreement, Parascript unit owners will receive $80 million in cash and 52 million shares of Mitek common stock. For tax and legal purposes, the transaction is a purchase by Mitek of substantially all of the assets along with associated liabilities of Parascript. For purposes of Generally Accepted Accounting Principles (GAAP), the transaction is anticipated to be treated as a reverse acquisition, with Parascript acquiring Mitek. The transaction is anticipated to be accretive to earnings per share in the first year post closing with synergies, excluding restructuring charges and amortization of intangible assets.

The combined company's common stock will continue to be traded on the Over the Counter Stock Exchange. It is anticipated that the combined company will take action such that it is eligible to be listed on NASDAQ, and to apply for such listing as soon as practicable.

Funding for this transaction is being provided by a combination of $35 million in subordinated convertible notes and $55 million in senior debt from Plainfield Asset Management, LLC. The subordinated notes will be convertible into approximately 22 million shares of Mitek common stock at a conversion price of $1.60 per share. From the remaining funds obtained from Plainfield, we estimate that approximately $9 million will be used for expenses related to the transaction and $1 million will be used for general working capital purposes. In addition, Plainfield has provided a revolving line of credit for up to $5 million. Upon completion of the combination and on a fully-diluted basis, Mitek shareholders will own approximately 22% of the combined company, Parascript unit holders approximately 55% and Plainfield approximately 23% on an as-if-converted basis.

The combined company created by the transaction will be a Delaware corporation, with executive offices located in Boulder, Colorado. The board of directors of the combined company will be composed of seven (7) members, including DeBello and Gilb, Mitek’s Chairman John M. Thornton, Parascript director Aron Katz who will serve as Chairman of the combined company, and three (3) independent directors to be mutually agreed upon by Mitek and Parascript, who meet the requirements of NASDAQ.

The transaction is subject to approval by shareholders of Mitek and the unit holders of Parascript, as well as regulatory authorities and to other customary closing conditions. The transaction is expected to close within approximately 6 months. Until the transaction is completed, both companies will continue to operate their businesses independently.

About Mitek

Mitek Systems (OTC: MITK) develops and markets Image Analytics used by financial institutions to detect fraud and improve customer service. Mitek is the exclusive technology provider to the John H. Harland Company for its fraud-safe Validify™ check product. The Company also develops and markets a comprehensive suite of intelligent character recognition software used to test, clean, read and authenticate imaged checks and documents. Sold primarily through partners, the Company’s software is used in the processing of over 8 billion transactions per year. For more information about Mitek Systems, contact the company at 8911 Balboa Avenue, San Diego, California 92123; 858-503-7810 or visit www.miteksystems.com.

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About Parascript

Parascript Intelligent Recognition engines capture, interpret and transform paper-based data into actionable information. Uncovering the hidden meaning of information, we help commercial and government organizations drive higher accuracy and productivity while automating costly data entry. Parascript has grown to be the Intelligent Recognition solution for the U.S. Postal Service and other Global 2000 organizations. Parascript is online at www.parascript.com.

About Plainfield

Based in Greenwich, Connecticut, Plainfield Asset Management LLC is an investment advisor registered with the Securities and Exchange Commission. Plainfield manages approximately $1.3 billion of investment capital for institutions and high net worth individuals based in the United States and abroad. Funds for this transaction will be provided by Plainfield Direct LLC, an entity which makes direct loans to and investments in middle market companies primarily in the United States. Plainfield is online at www.pfam.com.

Legal and Financial Advisors

Mitek's financial advisors on this transaction were Stephens, Inc., with Duane Morris, LLP as legal counsel. Parascript's legal counsel was Davis, Graham and Stubbs.

SAFE HARBOR FOR FORWARD LOOKING STATEMENTS

This press release contains statements regarding the proposed transaction between Parascript and Mitek, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the proposed transaction and other statements about Parascript and Mitek's managements' future expectations, beliefs, goals, plans or prospects that are based on current expectations, estimates, forecasts and projections about Parascript and Mitek and the combined company, as well as Parascript's and Mitek's and the combined company's future performance and the industries in which Parascript and Mitek operate and the combined company will operate, in addition to managements' assumptions. These statements constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as "expects," "anticipates," "targets," "goals," "projects," "intends," "plans," "believes," "seeks," "estimates," variations of such words and similar expressions are intended to identify such forward-looking statements which are not statements of historical facts. These forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to assess. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. These risks and uncertainties are based upon a number of important factors including, among others: the ability to consummate the proposed transaction; difficulties and delays in obtaining regulatory approvals for the proposed transaction; difficulties and delays in achieving synergies and cost savings; potential difficulties in meeting conditions set forth in the definitive purchase agreement entered into by Parascript and Mitek; fluctuations in the mail, commercial shipping, banking and financial services market; the pricing, cost and other risks inherent in long-term sales agreements; exposure to the credit risk of customers; reliance on a limited number of scientists and engineers that design the products we sell; the social, political and economic risks of our respective global operations; the complexity of products sold; changes to existing regulations or technical standards; existing and future litigation; difficulties and costs in protecting intellectual property rights and exposure to infringement claims by others; and compliance with environmental, health and safety laws. For a more complete list and description of such risks and uncertainties, refer to Mitek's Form 10-K for the year ended September 30, 2005 as well as other filings by Mitek with the US Securities and Exchange Commission. Except as required under the US federal securities laws and the rules and regulations of the US Securities and Exchange Commission, Parascript and Mitek disclaim any intention or obligation to update any forward-looking statements after the distribution of this press release, whether as a result of new information, future events, developments, changes in assumptions or otherwise.

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IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

In connection with the proposed transaction, Mitek intends to file relevant materials with the Securities and Exchange Commission (the "SEC"), including a Registration Statement on Form S-4, (containing, a Proxy Statement/Prospectus and related materials) to register the Mitek common stock to be issued to Parascript unit holders upon closing of the transaction and to be issuable upon conversion of the Convertible Notes to be issued to Plainfield. Parascript and Mitek plan to mail to security holders a Proxy Statement/Prospectus relating to the proposed transaction. The Registration Statement and the Proxy Statement/Prospectus will contain important information about the transaction and related matters. Investors and security holders of Mitek and Parascript are urged to read the Registration Statement and the Proxy Statement/Prospectus carefully when they are available. Investors and security holders will be able to obtain free copies of the Registration Statement and the Proxy Statement/Prospectus and other documents filed with the SEC by Mitek and through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Registration Statement and the Proxy Statement/Prospectus when they become available from Mitek by contacting Investor Relations at www.miteksystems.com , by mail to 8911 Balboa Avenue, Suite B, San Diego, California 92123 or by telephone at 858-503-7810.

Mitek and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Mitek in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in Mitek's proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on or about January 3, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from Mitek by contacting Investor Relations at www.miteksystems.com , by mail to 8911 Balboa Avenue, Suite B, San Diego, California 92123 or by telephone at 858-503-7810.

Not a Proxy Statement

This press release is not a proxy statement or a solicitation of proxies from the holders of common stock of Mitek or Parascript and does not constitute an offer of any securities of Mitek for sale. Any solicitation of proxies will be made only by the joint proxy statement/prospectus of Mitek and Parascript that will be mailed to all security holders promptly after it is declared effective by the Securities and Exchange Commission. Investors and security holders of Mitek and Parascript are urged to read the proxy statement/prospectus of Mitek and Parascript and the relevant materials when they become available, because they will contain important information about Mitek and Parascript.

For more information, reporters may contact:

For Mitek Systems, Inc:
Tesfaye Hailemichael
858-503-7810, extension 327
thailemichael@ miteksystems.com

For Parascript, LLC:
Yuri G. Prizemin
303-381-4171
yuri.prizemin@parascript.com

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